Exhibit 99.2

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrading of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2010, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 98 properties, excluding two properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 17.4 million net rentable square feet, including approximately 2.1 million square feet of space held for redevelopment, Digital Realty Trust’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the company’s website at www.digitalrealty.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com                    (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Jefferies	JMP Securities	Deutsche Bank	Macquarie
Andrew Rosivach	Omotayo Okusanya	William C. Marks	John Perry	Rob Stevenson
(415) 249-7942	(212) 336-7076	(415) 835-8944	(212) 250-4912	(212) 231-8068

Gautam Garg	Jonathan Petersen	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7933	(212) 336-7454	(212) 906-3546	(212) 250-6799	(212) 231-8028

Barclays Capital	FBR	Citigroup	Baird	Bank of America Merrill Lynch
Ross Smotrich	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	James Feldman
(212) 526-2306	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-5808

Matthew Rand	Evan Smith	Emmanuel Korchman	Thomas Lesnik	Ji Zhang
(212) 526-0248	(646) 885-6431	(212) 816-1382	(703) 918-7854	(646) 855-2926

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crow	Craig Mailman	George Auerbach
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9459

UBS	Goldman Sachs	Green Street	Morgan Joseph TriArtisan
Ross Nussbaum	Sloan Bohlen	Lukas Hartwich	Ilya Grozovsky
(212) 713-2484	(212) 902-2796	(949) 640-8780	212.218.3856

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbol:

Common Stock:		DLR
Series E Preferred Stock:		DLRPRE

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010
High Price *	$64.09	$64.25	$59.34	$62.40	$64.06	$64.17	$56.60
Low Price *	$50.63	$56.34	$50.63	$47.42	$56.23	$51.77	$46.21
Closing Price, end of quarter *	$55.16	$61.78	$58.14	$51.54	$61.70	$57.68	$54.20
Average daily trading volume *	1,198,958	962,400	1,192,245	1,665,345	1,094,573	1,254,652	975,779
Indicated dividend per common share **	$2.720	$2.720	$2.720	$2.120	$2.120	$1.920	$1.920
Closing annual dividend yield, end of quarter	4.9%	4.4%	4.7%	4.1%	3.4%	3.3%	3.5%
Closing shares and units outstanding, end of quarter ***	109,127,550	103,789,573	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744
Closing market value of shares and units outstanding (thousands), end of quarter	$6,019,476	$6,412,120	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of September 30, 2011, the total number of shares and units includes 104,102,878 shares of common stock, 3,420,814 common units held by third parties and 1,603,858 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Ownership Structure

As of September 30, 2011

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	104,102,878	95.4%
Cambay Tele.com, LLC (3)	3,420,814	3.1%
Directors, Executive Officers and Others	1,603,858	1.5%

Total	109,127,550	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 104,102,878 shares of common stock, 3,420,814 common units held by third parties and 1,603,858 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	30-Sep-11		30-Jun-11		31-Mar-11		31-Dec-10		30-Sep-10		30-Jun-10		31-Mar-10
Shares and Units at End of Quarter
Common shares outstanding	104,102,878		98,754,727		92,078,429		91,159,221		89,419,253		87,049,946		78,176,655
Common units outstanding	5,024,672		5,034,846		5,476,808		5,463,449		5,476,616		5,537,032		5,462,089

Total shares and operating partnership units	109,127,550		103,789,573		97,555,237		96,622,670		94,895,869		92,586,978		83,638,744

Enterprise Value
Market value of common equity (1)	$6,019,476		$6,412,120		$5,671,861		$4,979,932		$5,855,075		$5,340,417		$4,533,220
Liquidation value of preferred equity	636,312		369,715		508,619		519,681		582,931		686,611		686,637
Total debt at balance sheet carrying value	2,797,040		3,067,577		3,055,429		2,806,954		2,721,599		2,124,710		2,168,209

Total enterprise value	$9,452,828		$9,849,412		$9,235,909		$8,306,567		$9,159,605		$8,151,738		$7,388,066

Total debt/Total enterprise value	29.6%		31.1%		33.1%		33.8%		29.7%		26.1%		29.3%

Selected Balance Sheet Data
Investments in real estate (before depreciation)	$5,839,696		$5,634,381		$5,455,314		$5,245,177		$4,953,540		$4,094,476		$4,003,523
Total assets	5,826,412		5,658,405		5,537,345		5,329,483		5,170,899		4,501,032		4,147,586
Total liabilities	3,249,532		3,524,591		3,498,272		3,274,820		3,122,030		2,469,143		2,499,081

Selected Operating Data
Total operating revenues	$273,476		$267,881		$250,741		$238,672		$237,486		$197,464		$191,779
Total operating expenses	201,850		191,161		176,076		166,112		177,085		143,314		136,584
Interest expense	37,078		39,334		36,082		36,583		36,737		33,162		30,902
Net income	37,689		38,228		39,012		36,298		23,626		19,902		25,586
Net income available to common stockholders	31,908		31,990		30,980		24,865		9,639		9,091		14,744

Financial Ratios
EBITDA (2)	$148,500		$148,768		$142,023		$138,994		$117,930		$104,188		$103,894
Adjusted EBITDA (3)	$154,281		$155,006		$150,055		$150,427		$131,917		$114,999		$114,736
Cash interest expense (4)	$54,107		$27,349		$45,208		$27,404		$36,851		$27,062		$22,231
Fixed charges (5)	$62,280		$35,750		$55,630		$38,831		$49,621		$40,613		$35,326
Debt service coverage ratio (6)	2.9	x	5.7	x	3.3	x	5.5	x	3.6	x	4.2	x	5.2	x
Fixed charge coverage ratio (7)	2.5	x	4.3	x	2.7	x	3.9	x	2.7	x	2.8	x	3.2	x

Profitability Measures
Net income per common share - basic	$0.32		$0.33		$0.34		$0.27		$0.11		$0.11		$0.19
Net income per common share - diluted	$0.31		$0.33		$0.33		$0.27		$0.11		$0.11		$0.18
Funds From Operations (FFO) per diluted share and unit (8)	$1.01		$1.02		$1.02		$0.98		$0.81		$0.76		$0.81
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.84		$0.86		$0.90		$0.87		$0.75		$0.65		$0.67
Dividends per share and common unit	$0.68		$0.68		$0.68		$0.53		$0.53		$0.48		$0.48
Diluted FFO payout ratio (10)	67.4%		67.0%		66.9%		53.9%		65.4%		63.4%		59.2%
Diluted AFFO payout ratio (11)	81.0%		79.1%		75.4%		60.8%		70.7%		73.3%		71.4%

Portfolio Statistics
Buildings	136		134		133		132		131		122		118
Properties	98		96		96		96		95		87		84
Net rentable square feet, excluding redevelopment space	15,262,859		14,967,288		14,628,267		14,584,914		14,456,127		13,270,035		13,211,992
Square feet held for redevelopment (12)	2,126,131		2,107,693		2,236,745		2,166,848		1,925,135		1,916,028		1,828,598
Occupancy at end of quarter (13)	93.7%		93.9%		93.5%		94.6%		95.0%		95.0%		95.2%
Weighted average remaining lease term (years) (14)	7.0		6.8		6.9		6.9		6.9		7.2		7.2
Same store occupancy at end of quarter (13)(15)	94.2%		94.2%		93.8%		94.9%		94.8%		94.9%		95.2%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 31. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 31. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 31. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2009.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	September 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Investments in real estate
Land	$522,309	$478,629
Acquired ground leases	6,375	6,374
Buildings and improvements	5,001,137	4,459,047
Tenant improvements	291,452	283,492

Investments in real estate	5,821,273	5,227,542
Accumulated depreciation and amortization	(838,034)	(660,700)

Net investments in properties	4,983,239	4,566,842
Investment in unconsolidated joint ventures	18,423	17,635

Net investments in real estate	5,001,662	4,584,477
Cash and cash equivalents	38,732	11,719
Accounts and other receivables, net of allowance for doubtful accounts of $2,160 and $3,250 as of September 30, 2011 and December 31, 2010, respectively	90,647	70,337
Deferred rent	231,825	190,067
Acquired above market leases, net	31,822	40,539
Acquired in place lease value and deferred leasing costs, net	315,963	334,366
Deferred financing costs, net	22,084	22,825
Restricted cash	55,230	60,062
Other assets	38,447	15,091

Total Assets	$5,826,412	$5,329,483

LIABILITIES AND EQUITY
Revolving credit facilities	$163,113	$333,534
Unsecured senior notes, net of discount	1,440,828	1,066,030
Exchangeable senior debentures, net of discount	266,400	353,702
Mortgage loans	916,199	1,043,188
Other secured loans	10,500	10,500
Accounts payable and other accrued liabilities	289,560	237,631
Accrued dividends and distributions	—	51,210
Acquired below market leases, net	78,724	93,250
Security deposits and prepaid rents	84,208	85,775

Total Liabilities	3,249,532	3,274,820

Commitments and contingencies	—	—
EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series C Cumulative Convertible Preferred Stock, 4.375%, $128,159 and $174,999 liquidation preference, respectively ($25.00 per share), 5,126,364 and 6,999,955 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	123,820	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $220,653 and $344,683 liquidation preference, respectively ($25.00 per share), 8,826,115 and 13,787,300 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	213,361	333,274
Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $0 liquidation preference, respectively ($25.00 per share), 11,500,000 and 0 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	277,402	—
Common Stock: $0.01 par value, 145,000,000 authorized, 104,102,878 and 91,159,221 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	1,038	909
Additional paid-in capital	2,404,305	1,849,497
Dividends in excess of earnings	(452,590)	(348,148)
Accumulated other comprehensive income, net	(50,993)	(42,081)

Total stockholders’ equity	2,516,343	1,962,518

Noncontrolling interests:
Noncontrolling interest in operating partnership	47,504	52,436
Noncontrolling interest in consolidated joint ventures	13,033	39,709

Total noncontrolling interests	60,537	92,145

Total Equity	2,576,880	2,054,663

Total Liabilities and Equity	$5,826,412	$5,329,483

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Rental	$206,846	$202,806	$196,795	$189,684	$184,204	$156,831	$151,306
Tenant reimbursements	56,656	51,311	51,834	46,451	52,975	39,597	39,059
Construction management	9,372	13,759	1,817	2,166	307	1,036	1,414
Other	602	5	295	371	—	—	—

Total operating revenues	273,476	267,881	250,741	238,672	237,486	197,464	191,779

Rental property operating and maintenance	82,164	72,337	71,723	69,763	73,863	53,936	52,595
Property taxes	13,055	13,962	13,471	4,933	14,030	12,748	12,721
Insurance	1,961	1,998	2,051	2,384	2,168	1,846	1,735
Construction management	7,391	11,199	1,737	200	293	470	647
Depreciation and amortization	79,047	76,848	73,918	76,383	70,128	59,860	57,532
General and administrative	14,600	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	3,632	740	681	224	4,666	1,715	833
Other	—	—	90	—	59	165	2

Total operating expenses	201,850	191,161	176,076	166,112	177,085	143,314	136,584

Operating income	71,626	76,720	74,665	72,560	60,401	54,150	55,195
Equity in earnings of unconsolidated joint ventures	1,390	1,058	1,208	1,260	1,061	955	1,978
Interest and other income	2,218	380	264	224	327	34	31
Interest expense	(37,078)	(39,334)	(36,082)	(36,583)	(36,737)	(33,162)	(30,902)
Tax expense	(461)	(233)	(428)	(258)	(343)	(534)	(716)
Loss from early extinguishment of debt	(6)	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	37,689	38,228	39,012	36,298	23,626	19,902	25,586
Net income attributable to noncontrolling interests	(1,345)	(1,525)	(1,510)	(1,077)	(590)	(710)	(741)

Net income attributable to Digital Realty Trust, Inc.	36,344	36,703	37,502	35,221	23,036	19,192	24,845
Preferred stock dividends	(4,436)	(4,713)	(6,522)	(7,608)	(9,194)	(10,101)	(10,101)
Costs on redemption of preferred stock	—	—	—	(2,748)	(4,203)	—	—

Net income available to common stockholders	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744

Net income per share available to common stockholders - basic	$0.32	$0.33	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per share available to common stockholders - diluted	$0.31	$0.33	$0.33	$0.27	$0.11	$0.11	$0.18
Weighted-average shares outstanding - basic	100,588,235	96,295,585	91,428,355	90,698,033	87,908,953	80,542,329	77,770,691
Weighted-average shares outstanding - diluted	101,912,342	97,511,811	92,600,215	92,448,830	90,136,911	83,021,817	80,612,660
Weighted-average fully diluted shares and units	105,478,907	102,272,613	98,117,454	97,330,548	95,042,658	88,295,639	86,075,069

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744
Adjustments:
Noncontrolling interests in operating partnership	1,421	1,582	1,652	1,336	537	560	973
Real estate related depreciation and amortization (1)	78,550	76,405	73,506	75,983	69,810	59,517	57,175
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	918	893	892	724	1,058	688	773

FFO available to common stockholders and unitholders	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665

FFO per share and unit:
Basic	$1.07	$1.10	$1.11	$1.08	$0.87	$0.81	$0.89
Diluted (2)	$1.01	$1.02	$1.02	$0.98	$0.81	$0.76	$0.81

Weighted-average shares and units outstanding — basic	105,069	101,056	96,303	95,580	93,421	86,150	83,233
Weighted-average shares and units outstanding — diluted (2)	120,235	117,845	115,730	115,618	113,235	106,386	104,142

(1) Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$79,047	$76,848	$73,918	$76,383	$70,128	$59,860	$57,532
Non-real estate depreciation	(497)	(443)	(412)	(400)	(318)	(343)	(357)

	$78,550	$76,405	$73,506	$75,983	$69,810	$59,517	$57,175

(2)    At September 30, 2011, we had 5,126 series C convertible preferred shares and 8,826 series D convertible preferred shares outstanding that were convertible into 2,784 common shares and 5,604 common shares on a weighted average basis for the three months ended September 30, 2011, respectively. For the three and nine months ended September 30, 2011, we have excluded the effect of dilutive series E preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E preferred stock, which we consider highly improbable; if included, the dilutive effect for the three and nine months ended September 30, 2011 would be 914 and 308 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,368 common shares on a weighted average basis for the three months ended September 30, 2011. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665
Add: Series C convertible preferred dividends	1,402	1,441	1,832	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	3,034	3,272	4,690	4,739	4,739	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders — diluted	$121,283	$119,633	$117,602	$113,611	$91,747	$80,562	$84,371

Weighted average common stock and units outstanding	105,069	101,056	96,303	95,580	93,421	86,150	83,233
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	410	1,216	1,172	1,751	1,622	2,146	2,842
Add: Effect of dilutive series C convertible preferred stock	2,784	2,865	3,652	3,703	3,666	3,657	3,657
Add: Effect of dilutive series D convertible preferred stock	5,604	6,419	8,333	8,314	8,316	8,238	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,368	6,289	6,270	6,270	6,210	6,195	6,195

Weighted average common stock and units outstanding — diluted	120,235	117,845	115,730	115,618	113,235	106,386	104,142

Note: For a definition and discussion of FFO, see page 31.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of FFO to AFFO (Note):
FFO available to common stockholders and unitholders	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665
Adjustments:
Non-real estate depreciation	497	443	412	400	318	343	357
Amortization of deferred financing costs	2,285	2,510	2,451	2,410	2,715	2,929	2,406
Amortization of debt discount	241	749	998	933	781	1,082	1,025
Non-cash compensation	3,560	3,739	2,963	2,803	2,942	3,229	2,188
Loss from early extinguishment of debt	6	363	615	905	1,083	1,541	—
Straight line rents	(14,166)	(14,305)	(12,749)	(11,948)	(11,861)	(10,560)	(11,099)
Above and below market rent amortization	(1,989)	(1,860)	(1,814)	(1,813)	(1,800)	(2,422)	(2,283)
Capitalized leasing compensation	(2,734)	(2,721)	(2,443)	(1,930)	(1,760)	(2,026)	(1,887)
Recurring capital expenditures and tenant improvements	(2,650)	(777)	(687)	(2,667)	(735)	(178)	(2,024)
Capitalized leasing commissions	(5,350)	(6,486)	(3,029)	(4,797)	(2,925)	(4,866)	(3,156)
Costs on redemption of preferred stock	—	—	—	2,748	4,203	—	—

AFFO available to common stockholders and unitholders	$92,497	$92,525	$93,747	$89,952	$74,005	$58,928	$59,192

Note: For a definition and discussion of AFFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Net income available to common stockholders	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744
Interest	37,078	39,334	36,082	36,583	36,737	33,162	30,902
Loss from early extinguishment of debt	6	363	615	905	1,083	1,541	—
Taxes	461	233	428	258	343	534	716
Depreciation and amortization	79,047	76,848	73,918	76,383	70,128	59,860	57,532

EBITDA	148,500	148,768	142,023	138,994	117,930	104,188	103,894
Noncontrolling interests	1,345	1,525	1,510	1,077	590	710	741
Preferred stock dividends	4,436	4,713	6,522	7,608	9,194	10,101	10,101
Costs on redemption of preferred stock	—	—	—	2,748	4,203	—	—

Adjusted EBITDA	$154,281	$155,006	$150,055	$150,427	$131,917	$114,999	$114,736

(1) For the definition and discussion of EBITDA and Adjusted EBITDA, see page 31.

Financial Ratios (unaudited and in thousands)
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Total GAAP interest expense	$37,078	$39,334	$36,082	$36,583	$36,737	$33,162	$30,902
Capitalized interest	4,755	4,222	4,666	3,100	2,723	2,511	1,907
Change in accrued interest and other non-cash amounts	12,274	(16,207)	4,460	(12,279)	(2,609)	(8,611)	(10,578)

Cash interest expense (a)	54,107	27,349	45,208	27,404	36,851	27,062	22,231
Scheduled debt principal payments and preferred dividends	8,173	8,401	10,422	11,427	12,770	13,551	13,095

Total fixed charges (b)	$62,280	$35,750	$55,630	$38,831	$49,621	$40,613	$35,326

Debt service coverage ratio based on GAAP interest expense (c)	4.2x	3.9x	4.2x	4.1x	3.6x	3.5x	3.7x
Debt service coverage ratio based on cash interest expense (c)	2.9x	5.7x	3.3x	5.5x	3.6x	4.2x	5.2x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.4x	3.2x	3.2x	3.1x	2.7x	2.5x	2.6x
Fixed charge coverage ratio based on cash interest expense (d)	2.5x	4.3x	2.7x	3.9x	2.7x	2.8x	3.2x
Debt to total enterprise value including debt and preferred equity (e)	29.6%	31.1%	33.1%	33.8%	29.7%	26.1%	29.3%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	36.3%	34.9%	38.6%	40.0%	36.1%	34.5%	38.6%
Pretax income to interest expense (g)	2.0x	2.0x	2.1x	2.0x	1.6x	1.6x	1.8x
Net Debt to Adjusted EBITDA (h)	4.5x	4.9x	5.0x	4.6x	5.0x	3.9x	4.6x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Operating Revenues:
Rental	$160,672	$157,650	$153,062	$151,846	$148,577	$143,031	$141,221
Tenant reimbursements - Utilities	25,705	22,608	22,050	20,614	23,879	19,410	18,144
Tenant reimbursements - Other	15,234	15,540	16,369	13,312	16,477	16,463	17,694
Construction management	—	—	—	—	—	—	—
Other	602	—	295	371	—	—	—

Total operating revenues	202,213	195,798	191,776	186,143	188,933	178,904	177,059

Operating Expenses:
Rental property operating and maintenance - Utilities	31,326	27,353	27,860	25,290	30,487	24,417	24,876
Rental property operating and maintenance - Other	25,754	23,502	23,652	25,172	24,436	22,929	22,888
Property taxes	10,404	11,090	10,978	5,253	11,628	11,071	11,464
Insurance	1,560	1,579	1,543	1,581	1,777	1,743	1,662
Construction management	—	—	—	—	—	—	—
Depreciation and amortization	62,022	60,692	58,668	61,342	56,308	55,419	54,348
General and administrative (2)	14,600	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	—	—	—	—	—	—	—
Other	—	—	90	—	59	165	2

Total operating expenses	145,666	138,293	135,196	130,863	136,573	128,318	125,759

Operating income	56,547	57,505	56,580	55,280	52,360	50,586	51,300
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,453	1,105	1,249	1,270	1,177	955	1,978
Interest and other income	2,221	370	255	213	297	34	31
Interest expense (3)	(36,896)	(39,176)	(35,914)	(36,392)	(36,647)	(33,162)	(30,902)
Tax expense	(318)	(205)	(417)	(258)	(347)	(530)	(716)
Loss from early extinguishment of debt	(6)	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	$23,001	$19,236	$21,138	$19,208	$15,757	$16,342	$21,691

New properties (1)
Operating Revenues:
Rental	$46,174	$45,156	$43,733	$37,838	$35,627	$13,800	$10,085
Tenant reimbursements - Utilities	14,011	10,756	10,866	10,667	12,344	2,410	2,872
Tenant reimbursements - Other	1,706	2,407	2,549	1,858	275	1,314	349
Construction management	9,372	13,759	1,817	2,166	307	1,036	1,414
Other	—	5	—	—	—	—	—

Total operating revenues	71,263	72,083	58,965	52,529	48,553	18,560	14,720

Operating Expenses:
Rental property operating and maintenance - Utilities	15,031	11,153	11,305	10,776	12,045	3,540	3,787
Rental property operating and maintenance - Other	10,053	10,329	8,906	8,495	6,895	3,050	1,044
Property taxes	2,651	2,872	2,493	(320)	2,402	1,677	1,257
Insurance	401	419	508	803	391	103	73
Construction management	7,391	11,199	1,737	231	293	470	647
Depreciation and amortization	17,025	16,156	15,250	15,041	13,820	4,441	3,184
General and administrative (2)	—	—	—	—	—	—	—
Transactions	3,632	740	681	224	4,666	1,715	833
Other	—	—	—	—	—	—	—

Total operating expenses	56,184	52,868	40,880	35,250	40,512	14,996	10,825

Operating income	15,079	19,215	18,085	17,279	8,041	3,564	3,895
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(63)	(47)	(41)	(10)	(116)	—	—
Interest and other income	(3)	10	9	11	30	—	—
Interest expense (3)	(182)	(158)	(168)	(191)	(90)	—	—
Tax expense	(143)	(28)	(11)	—	4	(4)	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—

Net Income	$14,688	$18,992	$17,874	$17,089	$7,869	$3,560	$3,895

(1)	Same store properties are properties that were acquired on or before December 31, 2009 and new properties are properties acquired after December 31, 2009.
(2)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facilities is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-11	30-Jun-11	Percentage Change	30-Sep-10	Percentage Change
Rental (2)	$160,672	$157,650	1.9%	$148,577	8.1%
Tenant reimbursements - Utilities	25,705	22,608	13.7%	23,879	7.6%
Tenant reimbursements - Other	15,234	15,540	(2.0%)	16,477	(7.5%)

	201,611	195,798	3.0%	188,933	6.7%
Rental property operating and maintenance - Utilities	31,326	27,353	14.5%	30,487	2.8%
Rental property operating and maintenance - Other	25,754	23,502	9.6%	24,436	5.4%
Property taxes	10,404	11,090	(6.2%)	11,628	(10.5%)
Insurance	1,560	1,579	(1.2%)	1,777	(12.2%)

	69,044	63,524	8.7%	68,328	1.0%

Net Operating Income (3)	$132,567	$132,274	0.2%	$120,605	9.9%

Same store occupancy at end of quarter (4)	94.2%	94.2%		94.8%

(1)	Same store properties were acquired on or before December 31, 2009.
(2)	For the periods presented, same store straight-line rent was $11,072, $11,828, and $9,733, respectively, and non-cash purchase accounting adjustments were $1,903, $1,892, and $1,976, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 31.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of September 30, 2011	% of Debt	Interest Rate as of September 30, 2011	Interest Rate as of September 30, 2011 including caps and swaps
Revolving Credit Facilities
Corporate revolving credit facility	August 31, 2012	148,760	5.3%	1.84%
Asia Pacific revolving credit facility	August 17, 2012	14,353	0.5%	1.74%

		$163,113	5.8%
Unsecured senior notes:
Prudential Shelf Facility:
Series A	July 24, 2011	—	0.0%	—
Series B	November 5, 2013	33,000	1.2%	9.32%
Series C	January 6, 2016	25,000	0.9%	9.68%
Series D	January 20, 2015	50,000	1.8%	4.57%
Series E	January 20, 2017	50,000	1.8%	5.73%
Series F	February 3, 2015	17,000	0.6%	4.50%

Total Prudential Shelf Facility		$175,000	6.3%
Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	17.9%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	13.4%	5.25%
5.25% notes due 2021	March 15, 2021	400,000	14.3%	4.50%
Unamortized discounts		(9,172)	-0.3%

Total senior notes		$1,265,828	45.3%
Total unsecured senior notes		$1,440,828	51.6%
Exchangeable senior debentures:
4.125% exchangeable senior debentures due 2026	August 15, 2026	—	0.0%	—
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	9.5%	5.50%
Unamortized discount		—	0.0%

Total exchangeable senior debentures		$266,400	9.5%
Mortgage loans:
114 Rue Ambroise Croizat	January 18, 2012	40,945	1.5%	2.90%	5.13%
Unit 9, Blanchardstown Corporate Park	January 18, 2012	35,203	1.3%	2.90%	5.35%
1350 Duane Avenue	October 1, 2012	52,800	1.8%	5.42%
800 Central Expressway	June 9, 2013	10,000	0.4%	5.75%
1201 Comstock Street	June 24, 2012 (1)	16,372	0.6%	3.74%
Paul van Vlissingenstraat 16	July 18, 2013	13,813	0.5%	3.15%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,994	0.4%	3.05%	5.57%
1500 Space Park Drive	October 5, 2013	38,405	1.4%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,795	0.2%	3.05%	5.49%
Mundells Roundabout	November 30, 2013	66,738	2.4%	2.15%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	40,161	1.4%	6.05%	7.20%
Cressex 1	October 16, 2014	27,978	1.0%	5.68%
Manchester Technopark	October 16, 2014	8,512	0.3%	5.68%
Secured Term Debt	November 11, 2014	139,522	5.0%	5.65%
200 Paul Avenue 1-4	October 8, 2015	74,900	2.7%	5.74%
600 West Seventh Street	March 15, 2017	53,079	1.9%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	53,803	1.9%	5.95%
2334 Lundy Place	November 11, 2016	39,130	1.4%	5.96%
1100 Space Park Drive	December 11, 2016	53,787	1.9%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	65,780	2.4%	5.93%
150 South First Street	February 6, 2017	51,676	1.8%	6.30%
731 East Trade Street	July 1, 2020	4,877	0.2%	8.22%
1125 Energy Park Drive	March 1, 2032	8,946	0.3%	7.62%
Unamortized net premiums		983	0.0%

		$916,199	32.7%
Other secured loans:
800 Central Expressway Mezzanine	June 9, 2013	10,500	0.4%	9.50%	9.50%

Total other secured loans:		$10,500	0.4%
Total Consolidated Debt		$2,797,040	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					5.33%

(1)	Assumes all extensions will be exercised.

Corporate Credit Facility

(in thousands)

	Maximum Available as of September 30, 2011	Available as of September 30, 2011 (1)	Drawn as of September 30, 2011
Corporate Revolving Credit Facility	$750,000	$571,000	$148,760

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

CORPORATE REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Bank of America, N.A. / Merrill Lynch Capital Corporation	$130,000
2	Credit Suisse, Cayman Islands Branch	90,000
3	Citicorp North America, Inc.	85,000
4	Morgan Stanley Bank, National Association	75,000
5	Deutsche Bank	70,000
6	The Royal Bank of Scotland PLC	70,000
7	Royal Bank of Canada, New York Branch	65,000
8	Raymond James Bank, FSB	50,000
9	UBS Loan Finance LLC	25,000
10	JPMorgan Chase	25,000
11	Allied Irish Banks, p.l.c.	15,000
12	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
13	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
14	Comerica Bank	10,000
15	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$750,000

Note: The corporate revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Debt Maturities

(unaudited, in thousands)

	Remainder of 2011	2012	2013	2014	2015	Thereafter	Total
Corporate revolving credit facility	$—	$148,760	$—	$—	$—	$—	$148,760
Asia Pacific revolving credit facility	—	14,353	—	—	—	—	14,353
Unsecured senior notes	—	—	33,000	—	67,000	75,000	175,000
Secured Term Debt (1)	695	2,836	3,025	132,966	—	—	139,522
200 Paul Avenue 1-4	443	1,812	1,932	2,048	68,665	—	74,900
Mundells Roundabout	—	—	66,738	—	—	—	66,738
2045 & 2055 LaFayette Street	229	941	999	1,061	1,126	61,424	65,780
34551 Ardenwood Boulevard 1-4	176	711	765	812	862	50,477	53,803
1100 Space Park Drive	178	720	774	821	871	50,423	53,787
600 West Seventh Street	370	1,535	1,626	1,723	1,825	46,000	53,079
1350 Duane Avenue/3080 Raymond Street	—	52,800	—	—	—	—	52,800
150 South First Street	167	679	733	781	832	48,484	51,676
114 Rue Ambroise Croizat	165	40,780	—	—	—	—	40,945
Clonshaugh Industrial Estate II	—	—	—	40,161	—	—	40,161
1500 Space Park Drive	530	2,193	35,682	—	—	—	38,405
2334 Lundy Place	128	517	555	590	627	36,713	39,130
Unit 9, Blanchardstown Corporate Park	141	35,062	—	—	—	—	35,203
Cressex 1	119	478	478	26,903	—	—	27,978
1201 Comstock Street (2)	209	867	15,296	—	—	—	16,372
Paul van Vlissingenstraat 16	56	225	13,532	—	—	—	13,813
800 Central Expressway Mezzanine	—	—	10,500	—	—	—	10,500
Chemin de l’Epinglier 2	41	162	9,791	—	—	—	9,994
800 Central Expressway	—	—	10,000	—	—	—	10,000
Gyroscoopweg 2E-2F	36	143	8,616	—	—	—	8,795
1125 Energy Park Drive	39	165	180	194	211	8,157	8,946
Manchester Technopark	37	145	145	8,185	—	—	8,512
731 East Trade Street	70	297	323	350	417	3,420	4,877
5.875% notes due 2020	—	—	—	—	—	500,000	500,000
4.50% notes due 2015	—	—	—	—	375,000	—	375,000
5.25% notes due 2021	—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029 (3)	—	—	—	266,400	—	—	266,400

Total	$3,829	$306,181	$214,690	$482,995	$517,436	$1,280,098	$2,805,229

Weighted Average Term to Initial Maturity (3)		5.0 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (3)		5.0 Years

(1)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(2)	Assumes all extensions will be exercised.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $983 of loan premiums, net and ($7,430), ($881), and ($861) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of September 30, 2011
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021			Corporate Revolving Credit Facility (2)
	Required	Actual		Required	Actual
Total Outstanding Debt / Total Assets (3)	Less than 60%	38%		Less than 65% (4)	36%
Secured Debt / Total Assets (5)	Less than 40%	12%		Less than 60%	12%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	314%			N/A
Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.5	x		N/A
Fixed Charge Coverage		N/A		Greater than 1.40x	2.8	x
Unsecured Debt / Total Unencumbered Asset Value (7)		N/A		Less than 70%	40%
Unencumbered Assets Debt Service Coverage Ratio		N/A		Greater than 1.50x	3.6	x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture dated March 8, 2011 which governs the 5.25% Notes due 2021; and the Corporate Revolving Credit Facility Agreement dated August 31, 2007, as amended (the Corporate Revolving Credit Agreement), which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Corporate Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Corporate Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Corporate Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.25% for all other Assets.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Corporate Revolving Credit Facility.
(6)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Corporate Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Portfolio Summary

As of September 30, 2011

	9/30/2011	6/30/2011
Number of Properties:
Domestic	81	80
International	17	16

	98 (1)	96 (1)
Number of Buildings:
Domestic	115	114
International	21	20

	136	134
Number of Markets:
Domestic	21	21
International	10 (2)	8

	31	29
Net Rentable Square Feet:
Domestic	13,728,652	13,611,613
International	1,534,207	1,355,675

	15,262,859	14,967,288
Redevelopment Square Feet:
Domestic	1,698,409	1,633,210
International	427,722	474,483

	2,126,131	2,107,693
Portfolio Occupancy (3)	93.7%	93.9%
Same Store Pool Occupancy (3)	94.2%	94.2%
Average Original Lease Term (years)	13.7	13.6
Average Remaining Lease Term (years)	7.0	6.8
Lease Expirations (through 2012)	3.5%	7.9%

(1)	Excludes two properties held as investments in unconsolidated joint ventures and developable land.
(2)	Two markets include developable land in Sydney, Australia and Melbourne, Australia.
(3)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Properties Acquired

For the three months ended September 30, 2011

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property (1)	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (2)
Erskine Park (3)	Sydney, Australia	Jul-11	$10.9	—	—	—
Fountain Court, Chessington	London, England	Jul-11	21.1	—	131,771	—
162/163 Radnor Drive (3)	Melbourne, Australia	Aug-11	4.3	—	—	—
3825 NW Aloclek Place (3)	Portland, OR	Aug-11	1.6	—	—	—
11085 Sun Center Drive	Sacramento, CA	Sep-11	30.0	69,048	—	100.0%

			$67.9	69,048	131,771	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Represents developable land which is not included in our operating property count.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Occupancy Analysis

As of September 30, 2011

(Dollar amounts in thousands)

						Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10
NORTH AMERICA

Silicon Valley

1350 Duane & 3080 Raymond	Oct-09	Corporate Datacenters	185,000	—	9,972	100.0%	100.0%	100.0%	100.0%	100.0%	1.2%	1.3%
3011 Lafayette Street	Jan-07	Corporate Datacenters	90,780	—	9,948	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	1.3
1500 Space Park Drive	Sep-07	Corporate Datacenters	51,615	—	9,053	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.2
1525 Comstock Street	Sep-09	Corporate Datacenters	42,385	—	8,951	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.2
1100 Space Park Drive	Nov-04	Internet Gateway Datacenters	165,297	—	7,313	92.7%	100.0%	100.0%	100.0%	100.0%	1.1	1.0
2045 & 2055 LaFayette Street	May-04	Corporate Datacenters	300,000	—	6,840	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	0.9
150 South First Street	Sep-04	Corporate Datacenters	179,761	—	6,656	98.3%	98.3%	98.3%	98.3%	98.3%	1.2	0.9
1725 Comstock Street	Apr-10	Corporate Datacenters	39,643	—	6,534	100.0%	100.0%	66.7%	38.6%	0.0%	0.3	0.9
2334 Lundy Place	Dec-02	Corporate Datacenters	130,752	—	4,928	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.7
1201 Comstock Street	Jun-08	Corporate Datacenters	24,000	—	4,465	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.6
2401 Walsh Street	Jun-05	Corporate Datacenters	167,932	—	3,614	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.5
3105 & 3115 Alfred Street	May-10	Corporate Datacenters	49,858	—	3,015	58.1%	100.0%	100.0%	0.0%	0.0%	0.3	0.4
2950 Zanker Road	Aug-10	Corporate Datacenters	69,700	—	2,884	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.4
2403 Walsh Street	Jun-05	Corporate Datacenters	103,940	—	2,237	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
4700 Old Ironsides Drive	Jun-05	Corporate Datacenters	90,139	—	1,940	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
444 Toyama Drive	Sep-09	Corporate Datacenters	42,083	—	1,830	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
4650 Old Ironsides Drive	Jun-05	Corporate Datacenters	84,383	—	1,816	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
800 Central Expressway	Aug-10	Corporate Datacenters	—	150,000	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,817,268	150,000	91,996	98.0%	99.8%	99.1%			12.2%	12.3%

Northern Virginia
43881 Devin Shafron Drive	Mar-07	Corporate Datacenters	180,000	—	18,790	100.0%	100.0%	98.5%	98.5%	98.5%	1.2%	2.5%
43915 Devin Shafron Drive	May-09	Corporate Datacenters	129,033	3,247	15,413	100.0%	100.0%	100.0%	100.0%	75.6%	0.8	2.1
43791 Devin Shafron Drive	Mar-07	Corporate Datacenters	132,806	2,194	10,346	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.4
4030 Lafayette Center Drive	Jul-10	Corporate Datacenters	72,696	—	5,791	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.8
45901 & 45845 Nokes Blvd	Dec-09	Corporate Datacenters	167,160	—	4,478	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6
44470 Chilum Place	Feb-07	Corporate Datacenters	95,440	—	4,206	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.6
43790 Devin Shafron Drive - E	May-09	Corporate Datacenters	152,138	—	3,043	100.0%	100.0%	N/A	N/A	N/A	1.0	0.4
21110 Ridgetop Circle	Jan-07	Corporate Datacenters	135,513	—	2,822	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.4
21561 & 21571 Beaumeade Cir	Dec-09	Corporate Datacenters	164,453	—	2,763	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.4
43830 Devin Shafron Drive—F	May-09	Corporate Datacenters	49,759	63,491	2,547	42.2%	9.1%	27.0%	N/A	N/A	0.3	0.3
4050 Lafayette Center Drive	Jul-10	Corporate Datacenters	42,374	—	2,203	34.2%	34.2%	34.2%	0.0%	0.0%	0.3	0.3
1807 Michael Faraday Court	Oct-06	Corporate Datacenters	19,237	—	1,796	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court	Nov-08	Corporate Datacenters	109,650	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
251 Exchange Place	Nov-05	Corporate Datacenters	70,982	—	1,593	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
43831 Devin Shafron Drive	Mar-07	Corporate Datacenters	117,071	—	1,504	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.2
8100 Boone Boulevard	Oct-06	Corporate Datacenters	17,015	—	974	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1
4040 Lafayette Center Drive	Jul-10	Corporate Datacenters	—	30,333	—	0.0%	0.0%	100.0%	100.0%	100.0%	0.0	0.0

			1,655,327	99,265	80,046	93.9%	95.6%	97.1%			10.9%	10.7%

New York Metro/Connecticut
3 Corporate Place	Dec-05	Corporate Datacenters	276,931	—	17,059	98.0%	96.1%	96.1%	96.1%	96.1%	1.8%	2.3%
300 Boulevard East	Nov-02	Corporate Datacenters	346,819	22,962	16,330	89.9%	89.9%	100.0%	100.0%	100.0%	2.3	2.2
111 Eighth Avenue (3)	Mar-07	Internet Gateway Datacenters	116,843	—	13,305	95.3%	95.3%	95.3%	100.0%	100.0%	0.8	1.8
365 S. Randolphville Road	Feb-08	Corporate Datacenters	172,044	92,748	12,743	88.6%	88.6%	79.4%	74.5%	74.5%	1.1	1.7
60 & 80 Merritt Boulevard	Jan-10	Corporate Datacenters	169,540	—	12,375	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.6
650 Randolph Road	Jun-08	Corporate Datacenters	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,082,177	243,500	71,812	93.9%	93.5%	96.3%			7.1%	9.6%

San Francisco
200 Paul Avenue 1-4	Nov-04	Internet Gateway Datacenters	509,158	18,522	27,782	99.4%	99.4%	96.3%	96.6%	96.3%	3.3%	3.7%
365 Main Street	Jul-10	Internet Gateway Datacenters	226,981	—	26,249	78.5%	84.4%	84.8%	84.9%	86.1%	1.5	3.5
720 Second Street	Jul-10	Corporate Datacenters	121,220	—	17,507	94.5%	95.8%	97.3%	97.3%	97.5%	0.8	2.3

			857,359	18,522	71,538	93.2%	94.9%	93.3%			5.6%	9.5%

Chicago
350 East Cermak Road	May-05	Internet Gateway Datacenters	1,129,226	4,513	64,417	96.8%	96.9%	96.4%	96.8%	96.3%	7.4%	8.5%
600-780 S. Federal	Sep-05	Internet Gateway Datacenters	161,547	—	6,712	64.6%	64.6%	64.6%	64.6%	65.8%	1.1	0.9

			1,290,773	4,513	71,129	92.8%	92.8%	92.4%			8.5%	9.4%

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Occupancy Analysis

As of September 30, 2011

(Dollar amounts in thousands)

						Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10

Dallas
2323 Bryan Street	Jan-02	Internet Gateway Datacenters	457,217	19,890	14,214	73.4%	75.0%	73.8%	74.2%	74.5%	3.0%	1.9%
2440 Marsh Lane	Jan-03	Corporate Datacenters	135,250	—	14,030	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.9
1232 Alma Road	Sep-09	Corporate Datacenters	105,726	—	11,167	99.5%	99.0%	67.7%	81.1%	100.0%	0.7	1.5
4025 Midway Road	Jan-06	Corporate Datacenters	90,058	10,532	8,753	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	1.2
11830 Webb Chapel Road	Aug-04	Corporate Datacenters	365,647	—	6,803	88.4%	88.4%	88.4%	96.6%	96.6%	2.4	0.9
4849 Alpha Road	Apr-04	Corporate Datacenters	105,233	20,305	6,173	99.6%	99.6%	100.0%	100.0%	100.0%	0.7	0.8
14901 FAA Boulevard	Jun-06	Corporate Datacenters	263,700	—	4,938	100.0%	100.0%	100.0%	100.0%	100.0%	1.7	0.7
900 Dorothy Drive	Aug-10	Corporate Datacenters	56,176	—	1,520	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
900 Quality Way	Sep-09	Corporate Datacenters	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N Bowser Way	Sep-09	Corporate Datacenters	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway	Sep-09	Corporate Datacenters	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way	Sep-09	Corporate Datacenters	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Quality Way	Sep-09	Corporate Datacenters	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,579,007	726,827	67,598	89.6%	90.0%	87.4%			10.4%	9.1%

Phoenix
2121 South Price Road	Jul-10	Corporate Datacenters	293,479	—	34,239	96.5%	96.5%	96.5%	97.8%	97.3%	1.9%	4.6%
120 E. Van Buren Street	Jul-06	Internet Gateway Datacenters	287,514	—	20,853	89.1%	89.1%	85.9%	97.3%	97.5%	1.9	2.8
2055 East Technology Circle	Oct-06	Corporate Datacenters	76,350	—	8,002	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.1

			657,343	—	63,094	93.7%	93.7%	92.3%			4.3%	8.5%

Boston
128 First Avenue CDO	Jan-10	Corporate Datacenters	274,750	—	22,103	99.4%	99.6%	99.6%	99.6%	99.6%	1.8%	2.8%
55 Middlesex Turnpike	Jan-10	Corporate Datacenters	106,000	—	11,798	90.6%	89.7%	89.7%	87.9%	87.9%	0.7	1.6
100 & 200 Quannapowitt Parkway	Jun-04	Corporate Datacenters	286,550	100,406	6,090	90.8%	88.9%	70.0%	100.0%	94.9%	1.9	0.8
115 Second Avenue	Oct-05	Corporate Datacenters	66,730	—	3,647	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.5
600 Winter Street	Sep-06	Corporate Datacenters	30,400	—	826	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			764,430	100,406	44,464	95.0%	94.3%	87.5%			5.0%	5.8%

Los Angeles
600 West Seventh Street	May-04	Internet Gateway Datacenters	484,972	4,750	20,056	97.8%	95.5%	95.3%	95.8%	95.8%	3.1%	2.6%
2260 East El Segundo Boulevard	Jul-10	Corporate Datacenters	132,240	—	11,471	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.5
200 North Nash Street	Jun-05	Corporate Datacenters	113,606	—	2,445	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
3015 Winona Avenue	Dec-04	Corporate Datacenters	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
3300 East Birch Street	Aug-03	Corporate Datacenters	68,807	—	1,502	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2

			882,536	4,750	37,114	98.8%	97.6%	97.4%			5.7%	4.8%

Philadelphia
833 Chestnut Street	Mar-05	Corporate Datacenters	588,770	65,988	12,356	88.9%	85.0%	84.1%	85.5%	85.7%	3.8%	1.5%

			588,770	65,988	12,356	88.9%	85.0%	84.1%			3.8%	1.5%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Datacenters	250,191	—	7,369	99.2%	99.2%	100.0%	100.0%	100.0%	1.6%	1.0%
101 Aquila Way	Apr-06	Corporate Datacenters	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	2.1	0.2

			563,772	—	8,780	99.7%	99.7%	100.0%			3.7%	1.2%

St. Louis
900 Walnut Street	Aug-07	Internet Gateway Datacenters	112,266	—	4,351	99.9%	99.9%	99.9%	98.5%	90.6%	0.7%	0.6%
210 N Tucker Boulevard	Aug-07	Corporate Datacenters	161,549	153,229	2,854	74.3%	78.8%	75.8%	80.0%	82.0%	1.1	0.4

			273,815	153,229	7,205	84.8%	87.6%	86.0%			1.8%	1.0%

Miami
36 NE 2nd Street	Jan-02	Internet Gateway Datacenters	162,140	—	4,880	95.9%	95.9%	95.9%	95.9%	95.9%	1.1%	0.6%
2300 NW 89th Place	Sep-06	Corporate Datacenters	64,174	—	654	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,534	97.0%	97.0%	97.0%			1.5%	0.7%

Houston
12001 North Freeway	Apr-06	Corporate Datacenters	244,258	56,447	4,117	80.6%	78.9%	91.9%	75.4%	75.4%	1.5%	0.5%

			244,258	56,447	4,117	80.6%	78.9%	91.9%			1.5%	0.5%

Denver
8534 Concord Center Drive	Jun-05	Corporate Datacenters	85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.5%

			85,660	—	3,567	100.0%	100.0%	100.0%			0.6%	0.5%

Charlotte
125 North Myers	Aug-05	Internet Gateway Datacenters	25,402	—	1,320	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Datacenters	40,879	—	1,273	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
113 North Myers	Aug-05	Internet Gateway Datacenters	29,218	—	902	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,495	100.0%	100.0%	100.0%			0.7%	0.5%

Sacramento
11085 Sun Center Drive	Sep-11	Corporate Datacenters	69,048	—	2,712	100.0%	N/A	N/A	N/A	N/A	0.5%	0.4%
3065 Gold Camp Drive	Oct-04	Corporate Datacenters	62,957	—	280	21.1%	21.1%	21.1%	21.1%	21.1%	0.4	0.0

			132,005	—	2,992	62.4%	21.1%	21.1%			0.9%	0.4%

Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Datacenters	83,758	—	1,985	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.3%

			83,758	—	1,985	100.0%	100.0%	100.0%			0.5%	0.3%

Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Datacenters	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%

			112,827	—	1,437	100.0%	100.0%	100.0%			0.7%	0.2%

Austin
7620 Metro Center Drive	Dec-05	Corporate Datacenters	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7500 Metro Center Drive	Dec-05	Corporate Datacenters	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			45,000	74,962	605	94.0%	100.0%	100.0%			0.3%	0.1%

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Occupancy Analysis

As of September 30, 2011

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10

EUROPE

London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	96,384		—	10,494	52.4%	69.9%	80.0%	46.9%	79.5%	0.6%	1.4%
Mundells Roundabout	Apr-07	Corporate Datacenters	113,464		—	7,490	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.0
Cressex 1	Dec-07	Corporate Datacenters	50,847		—	6,924	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.9
6 Braham Street	Jul-02	Internet Gateway Datacenters	63,233		—	4,575	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.6
1 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	20,219		—	266	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
2 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	—		30,612	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
Fountain Court	Jul-11	Corporate Datacenters	—		131,771	—	0.0%	N/A	N/A	N/A	N/A	0.0	0.0

			344,147		162,383	29,749	86.7%	93.2%	96.0%			2.1%	3.9%

Dublin, Ireland
Unit 9, Blanchardstown Corporate Park	Dec-06	Corporate Datacenters	120,000		—	10,221	99.1%	99.1%	92.2%	99.0%	99.0%	0.8%	1.4%
Clonshaugh Industrial Estate II	Feb-06	Corporate Datacenters	124,500		—	8,791	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.2
Clonshaugh Industrial Estate	Feb-06	Corporate Datacenters	20,000		—	1,491	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500		—	20,503	99.6%	99.6%	96.4%			1.7%	2.8%

Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Datacenters	332,300		19,846	18,372	91.6%	91.6%	91.6%	91.9%	91.9%	2.2%	2.4%

			332,300		19,846	18,372	91.6%	91.6%	91.6%			2.2%	2.4%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Aug-05	Corporate Datacenters	112,472		—	2,958	60.0%	58.8%	58.8%	58.8%	58.8%	0.7	0.4
Naritaweg 52	Dec-07	Corporate Datacenters	63,260		—	2,597	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.3%
Gyroscoopweg 2E-2F	Jul-06	Corporate Datacenters	55,585		—	1,201	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
Cateringweg 5	Jun-10	Corporate Datacenters	55,972		—	—	100.0%	0.0%	0.0%	0.0%	0.0%	0.4	0.0

			287,289		—	6,756	84.3%	83.7%	83.7%			1.9%	0.9%

Manchester, England
Manchester Technopark, Plot C1	Jun-08	Corporate Datacenters	38,016		—	1,978	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.3%

			38,016		—	1,978	100.0%	100.0%	100.0%			0.2%	0.3%

Geneva, Switzerland
Chemin de l’Epinglier 2	Nov-05	Corporate Datacenters	59,190		—	1,646	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

			59,190		—	1,646	100.0%	100.0%	100.0%			0.4%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park	Nov-10	Corporate Datacenters	125,007		245,493	4,599	49.3%	16.8%	16.8%	16.8%	N/A	0.8%	0.6%

			125,007		245,493	4,599	49.3%	16.8%	16.8%			0.8%	0.6%

NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard 1-4	Jan-03	Technology Manufacturing	307,657		—	6,814	100.0%	100.0%	100.0%	100.0%	100.0%	2.0%	0.9%
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050		—	4,146	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.6
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4
1 Savvis Parkway	Aug-07	Technology Office	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.4
908 Quality Way	Sep-09	Technology Office	14,400		—	24	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0

			774,512		—	16,480	100.0%	100.0%	100.0%			5.0%	2.3%

Portfolio Total/Weighted Average			15,262,859	(4)	2,126,131	750,947	93.7%	93.9%	93.5%	94.6%	95.0%	100.0%	100.0%

(1)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes square footage at two joint ventures: 2001 Sixth Avenue in Seattle, WA (400,369 rental square feet) which was 95.76% occupied and 700 -750 Central Expressway in Santa Clara, CA (306,144 rentable square feet) which was 100% occupied as of September 30, 2011.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Major Tenants

As of September 30, 2011

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	CenturyLink, Inc. (3)	33	2,696,292	17.7%	$80,169	10.7%	91
2	Facebook, Inc.	4	231,488	1.5%	$30,624	4.1%	83
3	Equinix Operating Company, Inc.	8	725,558	4.8%	$30,390	4.0%	77
4	TelX Group, Inc.	11	254,314	1.7%	$26,479	3.5%	174
5	Morgan Stanley	5	182,592	1.2%	$26,479	3.5%	37
6	NTT Communications Company	5	309,759	2.0%	$19,215	2.6%	44
7	AT & T	17	598,292	3.9%	$17,202	2.3%	87
8	Softlayer Technoloies, Inc.	5	215,074	1.4%	$15,075	2.0%	118
9	Amazon	6	448,895	2.9%	$12,846	1.7%	113
10	Level 3 Communications, LLC	28	303,583	2.0%	$12,186	1.6%	103
11	Pfizer, Inc.	1	87,049	0.6%	$11,201	1.5%	75
12	Yahoo! Inc.	2	110,847	0.7%	$10,357	1.4%	73
13	TATA Communications (UK)	2	105,366	0.7%	$10,173	1.4%	75
14	Sprint Communications Co., LP	6	173,319	1.1%	$9,422	1.3%	36
15	BT Americas, Inc.	3	67,685	0.4%	$9,418	1.3%	68
16	JPMorgan Chase & Co.	2	117,953	0.8%	$9,387	1.3%	128
17	Microsoft Corporation	3	322,587	2.1%	$9,267	1.2%	49
18	eircom Limited	1	124,500	0.8%	$8,791	1.2%	94
19	T-Systems North America, Inc.	2	77,610	0.5%	$8,377	1.1%	30
20	Carpathia Hosting	3	51,784	0.3%	$8,147	1.1%	67

	Total/Weighted Average		7,204,547	47.1%	$365,205	48.8%	87

(1)	Occupied square footage is defined as leases that commenced on or before September 30, 2011. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2011

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		961,057	6.3%	—	0.00%
2011	152	140,497	0.9%	14,162	1.89%	$100.80	100.80	14,162
2012	243	400,348	2.6%	38,001	5.06%	$94.92	96.12	38,482
2013	247	974,871	6.4%	68,954	9.18%	$70.73	73.89	72,030
2014	214	1,350,386	8.9%	97,844	13.03%	$72.46	77.64	104,839
2015	128	1,957,003	12.8%	82,118	10.94%	$41.96	45.79	89,613
2016	131	1,632,150	10.7%	68,146	9.07%	$41.75	46.52	75,922
2017	59	936,546	6.1%	41,064	5.47%	$43.85	49.43	46,294
2018	83	1,080,373	7.1%	53,489	7.12%	$49.51	60.15	64,985
2019	78	1,618,451	10.6%	96,675	12.87%	$59.73	72.83	117,864
2020	75	913,495	6.0%	55,483	7.39%	$60.74	76.33	69,730
Thereafter	176	3,297,682	21.6%	135,010	17.98%	$40.94	60.93	200,930

Portfolio Total /Weighted Average	1,586	15,262,859	100.0%	$750,946	100.0%	$52.51	$62.57	$894,851

Lease Distribution

As of September 30, 2011

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			961,057	6.3%	—	0.0%
2,500 or less	1,022	64.4%	472,586	3.1%	54,515	7.3%
2,501 - 10,000	270	17.0%	1,600,012	10.5%	138,393	18.4%
10,001 - 20,000	128	8.1%	2,070,677	13.6%	160,971	21.4%
20,001 - 40,000	81	5.1%	2,347,051	15.4%	147,016	19.6%
40,001 - 100,000	58	3.7%	3,816,799	25.0%	146,115	19.5%
Greater than 100,000	27	1.7%	3,994,677	26.1%	103,936	13.8%

Portfolio Total	1,586	100.0%	15,262,859	100.0%	$750,946	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Lease Expirations—By Product Type

As of September 30, 2011

(Dollar amounts in thousands)

TURN-KEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		322,870	2.1%	—	0.0%
2011	46	18,555	0.1%	$3,181	0.4%	$171.44	$171.44	$3,181
2012	83	123,668	0.8%	19,029	2.5%	153.87	155.61	19,244
2013	89	353,563	2.3%	46,859	6.2%	132.53	139.70	49,394
2014	94	370,258	2.4%	57,775	7.7%	156.04	166.84	61,775
2015	41	204,151	1.3%	25,263	3.4%	123.75	134.79	27,518
2016	60	295,178	1.9%	35,261	4.7%	119.46	133.70	39,464
2017	18	182,444	1.2%	20,177	2.7%	110.59	123.10	22,459
2018	37	264,087	1.7%	28,959	3.9%	109.66	140.12	37,003
2019	27	404,109	2.6%	56,304	7.5%	139.33	172.76	69,815
2020	34	260,661	1.7%	35,854	4.8%	137.55	174.29	45,431
Thereafter	71	604,536	4.1%	53,208	7.0%	88.01	148.12	89,543

Portfolio Total /Weighted Average	600	3,404,080	22.2%	$381,870	50.8%	$123.94	$150.86	$464,827

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		75,431	0.5%	—	0.0%
2011	45	50,272	0.3%	$9,641	1.3%	$191.78	$191.78	$9,641
2012	92	79,285	0.5%	14,110	1.9%	177.97	181.04	14,354
2013	93	43,394	0.3%	6,588	0.9%	151.82	156.40	6,787
2014	37	41,563	0.3%	7,954	1.1%	191.37	199.43	8,289
2015	2	2,342	0.0%	377	0.1%	160.97	176.35	413
2016	2	2,424	0.0%	385	0.1%	158.83	176.98	429
2017	2	5,456	0.0%	625	0.1%	114.55	122.25	667
2018	—	—	0.0%	—	0.0%	—	—	—
2019	3	—	0.0%	330	0.0%	—	—	419
2020	1	—	0.0%	15	0.0%	—	—	20
Thereafter	1	3,194	0.0%	276	0.0%	86.41	113.34	362

Portfolio Total /Weighted Average	278	303,361	1.9%	$40,301	5.5%	$176.81	$181.55	$41,381

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		322,552	2.1%	—	0.0%
2011	11	47,526	0.3%	$638	0.1%	$13.42	$13.42	$638
2012	13	60,071	0.4%	2,750	0.4%	45.78	45.98	2,762
2013	15	279,072	1.8%	8,286	1.1%	29.69	30.20	8,428
2014	33	669,834	4.4%	27,766	3.7%	41.45	45.07	30,192
2015	45	1,610,385	10.6%	52,971	7.1%	32.89	35.99	57,950
2016	35	1,135,721	7.4%	29,172	3.9%	25.69	28.49	32,355
2017	9	156,094	1.0%	7,317	1.0%	46.88	55.70	8,695
2018	10	571,579	3.7%	19,673	2.6%	34.42	39.02	22,305
2019	21	1,138,829	7.5%	38,503	5.1%	33.81	40.15	45,726
2020	17	354,651	2.3%	12,639	1.7%	35.64	45.61	16,177
Thereafter	59	2,225,021	14.7%	71,628	9.5%	32.19	44.65	99,350

Portfolio Total /Weighted Average	268	8,571,335	56.2%	$271,343	36.2%	$32.89	$39.35	$324,578

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		240,204	1.6%	—	0.0%
2011	50	24,144	0.2%	$701	0.1%	$29.03	$29.03	$701
2012	55	137,324	0.9%	2,112	0.3%	15.38	15.45	2,122
2013	50	298,842	2.0%	7,222	1.0%	24.17	24.84	7,422
2014	50	268,731	1.8%	4,348	0.6%	16.18	17.05	4,582
2015	40	140,125	0.9%	3,509	0.5%	25.04	26.63	3,732
2016	34	198,827	1.3%	3,328	0.4%	16.74	18.48	3,674
2017	30	592,552	3.9%	12,945	1.7%	21.85	24.42	14,473
2018	36	244,707	1.6%	4,858	0.6%	19.85	23.20	5,678
2019	27	75,513	0.5%	1,537	0.2%	20.35	25.21	1,904
2020	23	298,183	2.0%	6,975	0.9%	23.39	27.17	8,103
Thereafter	45	464,931	3.0%	9,897	1.3%	21.29	25.11	11,674

Portfolio Total /Weighted Average	440	2,984,083	19.7%	$57,432	7.6%	$20.93	$23.35	$64,065

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Summary of Leasing Activity

Leases Signed in the Quarter Ended September 30, 2011

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)
Leasing Activity (4)
Renewals Signed
Turn-Key Datacenter	6	73,965	$147.69	$158.88	7.58%	$0.75	66.4
Powered Base Building	9	557,049	$12.97	$17.16	32.36%	$1.93	83.3
Non-technical	3	2,362	$35.84	$41.32	15.29%	$0.17	66.0
New Leases Signed
Turn-Key Datacenter	9	53,502	—	$164.26	—	$15.51	109.7
Powered Base Building	0	0	—	$0.00	—	$0.00	0.0
Build to Suit	2	96,000	—	$111.84	—	$7.22	141.8
Non-technical	15	36,932	—	$33.12	—	$15.43	19.9
Leasing Activity Summary (4)
Excludes Short Term Leases
Turn-Key Datacenter	15	127,467	—	$161.14	—	—
Powered Base Building	9	557,049	—	$17.16	—	—
Build to Suit	2	96,000	—	$111.84	—	—
Non-technical	18	39,294	—	$33.61	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes 23 colocation leases signed for 16,428 rentable square feet at an average rate of $206.77 per square foot.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Summary of Leasing Activity

Leases Commenced in the Quarter Ended September 30, 2011

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Term (months)
Leasing Activity (4)

Renewals Commenced
Turn-Key Datacenter	5	41,003	$114.26	$131.21	14.83%	$1.03	29.8
Powered Base Building	6	326,942	$6.16	$7.15	16.02%	$0.23	68.9
Non-technical	3	2,362	$35.84	$41.32	15.29%	$0.17	66.0
New Leases Commenced
Turn-Key Datacenter	11	101,372	—	$161.00	—	$34.49	101.2
Powered Base Building	2	47,464	—	$23.87	—	$4.40	145.6
Build to Suit	1	55,972	—	$100.40	—	$0.00	115.0
Non-technical	15	44,086	—	$30.62	—	$25.43	36.9

Leasing Activity Summary (4)

Excludes Short Term Leases
Turn-Key Datacenter	16	142,375	—	$152.42	—	—
Powered Base Building	8	374,406	—	$9.27	—	—
Build to Suit	1	55,972	—	$100.40	—	—
Non-technical	18	46,448	—	$31.17	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes 26 colocation leases commenced for 12,911 rentable square feet at an average rate of $217.37 per square foot.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Historical Capital Expenditures

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Recurring capital expenditures (1)	$8,000,000	$7,263,000	$3,716,000	$7,464,000	$3,660,000	$5,044,000	$5,180,000
Non-recurring capital expenditures (2)	$176,560,000	$144,756,000	$119,971,000	$127,942,000	$81,816,000	$74,735,000	$54,743,000
Total net rentable square feet at period end excluding redevelopment space (3)	15,262,859	14,967,288	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	These expenditures are primarily for development and redevelopment projects. In addition these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Construction Activity Report

As of September 30, 2011

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre- Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory	Percentage Leased (1)
Austin	—	—	—	—	74,962	74,962	0.0%
Boston	—	—	—	—	100,406	100,406	0.0%
Chicago	—	—	—	—	4,513	4,513	0.0%
Connecticut	—	70,300	—	70,300	—	70,300	0.0%
Dallas	132,558	—	—	132,558	594,269	726,827	2.8%
Houston	—	—	—	—	56,447	56,447	64.2%
Los Angeles	4,750	3,082	—	7,832	—	7,832	0.0%
New York Metro	—	—	—	—	243,500	243,500	0.0%
Northern VA	—	153,000	16,481	169,481	82,784	252,265	60.7%
Philadelphia	—	—	—	—	65,988	65,988	5.3%
Phoenix	—	226,143	—	226,143	—	226,143	0.0%
Portland	—	58,000	—	58,000	—	58,000	100.0%
San Francisco	—	—	—	—	18,522	18,522	0.0%
Silicon Valley	150,000	40,000	—	190,000	—	190,000	21.1%
St. Louis	—	—	21,961	21,961	131,268	153,229	0.0%
Paris, France	—	—	—	—	19,846	19,846	0.0%
London, England	30,612	—	131,771	162,383	—	162,383	18.9%
Singapore	—	—	105,858	105,858	139,635	245,493	16.9%

Grand Total	317,920	550,525	276,071	1,144,516	1,532,140	2,676,656

Total US Markets	287,308	550,525	38,442	876,275	1,372,659	2,248,934
Total Intl Markets	30,612	—	237,629	268,241	159,481	427,722

Percentage Leased (1)	16.0%	45.6%	7.5%	28.2%	3.9%	14.3%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key Datacenter®	229,433	14,747	105,858	350,038	15.9%
Powered Base Building®	395,842	147,636	—	543,478	2.9%
Build-to-Suit	251,000	—	—	251,000	100.0%

Total Construction in Progress by Product Type	876,275	162,383	105,858	1,144,516	28.2%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased (1)
Redevelopment Space as of June 30, 2011	1,633,210	165,561	308,922	2,107,693
Acquired Redevelopment Space and New Construction Space	113,190	131,771	—	244,961
Converted Redevelopment Space:
Turn-Key Datacenter®	(45,892)	(51,412)	(58,429)	(155,733)	78.2%
Powered Base Building®	(2,099)	(7,719)	(5,000)	(14,818)	86.5%
Build to Suit	—	(55,972)	—	(55,972)	100.0%
Remeasurement Adjustments	—	—	—	—

Redevelopment Space as of September 30, 2011	1,698,409	182,229	245,493	2,126,131

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended September 30, 2011

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Datacenter Under Construction as of September 30, 2011 (2)	—	350,038	$53,904	$148,585	$202,489	$578
Build-to-Suit Under Construction as of September 30, 2011 (2)	—	251,000	10,231	76,886	87,117	$347
Powered Base Building Under Construction as of September 30, 2011 (2)	—	543,478	19,930	48,370	68,300	$126
Base Building Improvements to Current in Progress Space Under Construction	—	—	9,432	8,008	17,440	—
Base Building Improvements to Support Future Development (3)	1,396,369	—	10,530	163,531	174,061	$125
Base Building Improvements to Operating Portfolio (3)	1,526,735	—	35,513	23,089	58,602	$38
Equipment Pool (4)	—	—	33,883	—	33,883	—

TOTAL	2,923,104	1,144,516	$173,423	$468,469	$641,892

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e. interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will benefit from these base building improvements.
(4)	Pool account; not job specific.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.